SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 20, 2009


                                West Marine, Inc.

                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)

      Delaware                        0-22512                 77-0355502
   -----------------              ---------------         ------------------
  (State or other                  (Commission            (I.R.S. Employer
   jurisdiction of                  File Number)           Identification No.)
   incorporation)


                    500 Westridge Drive
                  Watsonville, California                        95076
              --------------------------------               ------------
          (Address of principal executive offices)            (Zip Code)


                                 (831) 728-2700
                             -----------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Amendment to Compensatory Plan.

At the West Marine, Inc. annual meeting of stockholders (the "Annual Meeting") held on May 20, 2009, West Marine's stockholders, upon the recommendation of West Marine's Board of Directors, approved an amendment to the West Marine Associates Stock Buying Plan (the "Plan"). The amendment increases the aggregate number of shares authorized for issuance by 750,000.

A summary of the Plan is set forth under Proposal No. 2 in West Marine's definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 9, 2009. The foregoing description of the amendment to the Plan and the summary of the Plan set forth under Proposal
No. 2 in West Marine's definitive proxy statement are qualified by reference to the full text of the Plan filed with this report as Exhibit 10.1 and incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

                  (a)      Not Applicable.

                  (b)      Not Applicable.

                  (c)      Not Applicable.

                  (d)      Exhibits:

                           10.1 Associates Stock Buying Plan, as amended and restated effective March 2002 (incorporated by reference to Exhibit 10.3 to West Marine's Quarterly Report on Form 10-Q for the quarter ended June 29, 2002).

                           10.2 Amendment Number One to the Associates Stock Buying Plan (incorporated by reference to Exhibit 10.2 to West Marine's Registration Statement on Form S-8 (Registration
                                   No. 333-143285)).

                           10.3 Amendment Number Two to the Associates Stock Buying Plan.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                WEST MARINE, INC.


Date:  May 21, 2009             By: /s/ Geoffrey A. Eisenberg
                                    -----------------------------------
                                    Geoffrey A. Eisenberg
                                    Chief Executive Officer and President

                                                                    Exhibit 10.3



                              Amendment Number Two
                                     To The
                                West Marine, Inc.
                          Associates Stock Buying Plan



     Pursuant to the power reserved to the Board of Directors of West Marine, Inc. (the "Company") under Section 11 of the West Marine, Inc. Associates Stock Buying Plan, as amended and restated in March 2002 and further amended by Amendment Number One effective May 10, 2007 (the "Plan"), the Plan hereby is amended as follows:

                                       1.

     Subsection 3.1 of the Plan, entitled "Number Available," shall be amended by replacing "1,400,000" with "2,150,000" and by replacing "1,000,000" with "1,400,000" in the first sentence therein, so that it reads in its entirety as follows:

                  A total of 2,150,000 shares of Common Stock are available for issuance pursuant to the Plan, which includes 1,400,000 shares of Common Stock that were previously reserved for issuance hereunder. Shares sold under the Plan may be newly issued shares or treasury shares.


                                       2.

     This Amendment Number Two to the Plan shall be effective as of May 20, 2009, provided however, that this Amendment Number Two is subject to approval by the stockholders of the Company at the annual stockholder meeting of the Company to be held May 20, 2009.